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
                Entity                                                                      FEIN
                ------                                                                      ----
              Famous Dave's of America, Inc.                                            41-1782300
              Famous Dave's Ribs, Inc.                                                  41-1884517
              Famous Dave's Ribs-U, Inc.                                                41-1884548
              Famous Dave's Ribs of Maryland, Inc.                                      41-1958496
              Famous Dave's of Kansas, Inc.                                             43-1903547
              D&D of Minnesota, Inc.                                                    41-1856702
              Lake & Hennepin BBQ and Blues, Inc.                                       41-1834594
              Minwood Partners, Inc.                                                    51-0396229
              Famous Dave's Ribs of Texas, Inc.                                         30-0070809
              Famous Dave's Ribs of Texas, LP                                           37-1428481
              FDA Properties, Inc.                                                      36-4379010
              Famous Dave's Properties of Texas, Inc.                                   61-1412539
              FDA Properties of Texas, LP                                               30-0070820
              Famous Dave's Club of Lewisville, Texas, Inc.                             71-0884059
              Famous Dave's Club of Mesquite, Texas, Inc.                               71-0884068
              FUMUME, LLC                                                               51-0409139
              FUMUME II, LLC                                                            41-2007036
              FUMUME III, LLC                                                           36-4459878
              Ribs of Rogers,Inc.                                                       45-0514825
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